                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Stockholders of
Health Net, Inc.

In our opinion, the accompanying balance sheets and the related statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Health Net, Inc. at December
31, 1999 and 1998, and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


July 6, 2000

HEALTH NET, INC.

BALANCE SHEETS


                                                                     DECEMBER 31,
                                                                 1999          1998
ASSETS
Current assets:
   Cash and cash equivalents                                   $ 53,007      $ 21,674
   Accounts receivable, net                                     287,395       337,191
   Inventory                                                     27,212         8,038
   Prepaid expenses                                               6,034            --
                                                               --------      --------
       Total current assets                                     373,648       366,903

Restricted cash                                                      --        18,971
Property and equipment, net                                     112,341        89,689
Other assets                                                         --           100
                                                               --------      --------

       Total assets                                            $485,989      $475,663
                                                               --------      --------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                            $ 60,023      $138,656
   Bank borrowings                                                   --       189,706
   Current portion of capital leases                             15,496        11,729
   Accrued expenses                                              16,630         9,509
                                                               --------      --------
       Total current liabilities                                 92,149       349,600
                                                               --------      --------

Noncurrent liabilities:
   Long-term debt and capital leases                              7,635        28,880
                                                               --------      --------


       Total liabilities                                         99,784       378,480
                                                               --------      --------

Commitments and contingencies (Notes 3 and 6)

Stockholders' equity:
   Common stock, no par value, 1,000 shares authorized,
     issued and outstanding at December 31, 1999 and 1998            --            --
   Additional paid-in capital                                     8,518         8,518
   Retained earnings                                            377,687        88,665
                                                               --------      --------
       Total stockholders' equity                               386,205        97,183
                                                               --------      --------

       Total liabilities and stockholders' equity              $485,989      $475,663
                                                               --------      --------

                       See notes to financial statements.

HEALTH NET, INC.
STATEMENTS OF INCOME

                                                YEARS ENDED DECEMBER 31,
                                               1999              1998
Revenues                                   $ 2,487,659       $ 1,190,807
Cost of revenues                               996,484           474,442
                                           -----------       -----------
      Gross profit                           1,491,175           716,365

Operating expenses:
  Selling, general and administrative        1,042,443           568,615
                                           -----------       -----------

      Operating income                         448,732           147,750

Interest expense, net                          (21,885)          (18,646)
                                           -----------       -----------

      Net income                           $   426,847       $   129,104
                                           -----------       -----------



                       See notes to financial statements.

HEALTH NET, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY


                                                             ADDITIONAL                        TOTAL
                                       COMMON STOCK           PAID-IN        RETAINED      STOCKHOLDERS'
                                   SHARES        AMOUNT       CAPITAL        EARNINGS         EQUITY
                                -----------     --------     ----------     ----------      ----------
Balances, December 31, 1997           1,000     $     --      $   8,518      $ 111,654       $ 120,172

Net income                               --           --             --        129,104         129,104
Distribution to stockholders             --           --             --       (152,093)       (152,093)
                                -----------      -------      ---------      ---------       ---------

Balances, December 31, 1998           1,000           --          8,518         88,665          97,183

Net income                               --           --             --        426,847         426,847
Distribution to stockholders             --           --             --       (137,825)       (137,825)
                                -----------      -------      ---------      ---------       ---------

Balances, December 31, 1999           1,000      $    --      $   8,518      $ 377,687       $ 386,205
                                -----------      -------      ---------      ---------       ---------




                       See notes to financial statements.

HEALTH NET, INC.

STATEMENTS OF CASH FLOWS

                                                                         YEARS ENDED DECEMBER 31,
                                                                           1999            1998
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                            $ 426,847       $ 129,104
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Depreciation and amortization                                        32,351          19,244
      Changes in assets and liabilities:
        Accounts receivable                                                49,796        (245,815)
        Inventory                                                         (19,174)          5,078
        Prepaid expenses                                                   (6,034)          1,051
        Restricted cash                                                    18,971         (18,971)
        Other assets                                                          100              --
        Accounts payable                                                  (78,633)        131,263
        Accrued expenses                                                    8,522             494
        Taxes payable                                                      (1,401)        (25,968)
                                                                        ---------       ---------
           Net cash provided by (used in) operating activities            431,345          (4,520)
                                                                        ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                                      (55,003)        (40,581)
  Distributions to shareholders                                          (137,825)       (152,093)
                                                                        ---------       ---------
           Net cash used in investing activities                         (192,828)       (192,674)
                                                                        ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from line of credit                                                 --         189,706
  Repayment of line of credit                                            (189,706)             --
  Principal payments on capital lease obligations                         (17,478)        (20,901)
                                                                        ---------       ---------
           Net cash (used in) provided by financing activities           (207,184)        168,805
                                                                        ---------       ---------

Net increase (decrease) in cash and cash equivalents                       31,333         (28,389)

Cash and cash equivalents at beginning of year                             21,674          50,063
                                                                        ---------       ---------

Cash and cash equivalents at end of year                                $  53,007       $  21,674
                                                                        ---------       ---------

SUPPLEMENTAL CASH FLOW INFORMATION: Cash paid during the year for:
    Interest                                                            $  21,885       $  18,655
                                                                        ---------       ---------


                  See notes to financial statements.

                                HEALTH NET, INC.
                         NOTES TO FINANCIAL STATEMENTS

1.    THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Health Net, Inc. (the "Company") was incorporated in Louisiana as a Subchapter S Corporation on June 14, 1988. The Company provides mobile health screening services to the general public and for promotional purposes for the healthcare industry. The Company's services are provided at various remote locations throughout the United States.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      CASH AND CASH EQUIVALENTS

      The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

      INVENTORY

      Inventory consists primarily of consumable supplies and is stated at the lower of cost or market, using the average cost method.

      PROPERTY AND EQUIPMENT

      Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally three to five years, or the lease term of the respective assets, if shorter.

      REVENUE RECOGNITION

      The Company's revenues are derived primarily from service revenues and are recognized as the service is provided.

      BUSINESS RISK AND UNCERTAINTIES

      The Company's revenue is primarily attributable to one source of revenue. The Company's future success will depend upon its ability to continue to improve its level of service and develop new services to meet diverse and evolving customer demands.

      ADVERTISING

      The Company expenses advertising costs as incurred. Included in selling, general and administrative expenses are advertising costs of approximately $14,990 and $4,506 for 1999 and 1998, respectively.

      INCOME TAXES

      There is no provision for income taxes in the financial statements of the Company as the Company is not subject to corporate income taxes under the provisions of Subchapter S of the Internal Revenue Code. Each stockholder is individually liable for its own tax payments.

                                HEALTH NET, INC.
                         NOTES TO FINANCIAL STATEMENTS

2.    BALANCE SHEET COMPONENTS

                                                     DECEMBER 31,
                                                 1999           1998
       Accounts receivable, net:
         Accounts receivable                   $288,949       $337,191
         Less: Allowance for doubtful
           accounts                              (1,554)            --
                                               --------       --------
                                               $287,395       $337,191
                                               --------       --------
       Property and equipment, net:
         Furniture and fixtures                $ 14,429       $ 11,029
         Machinery and equipment                157,484        105,881
                                               --------       --------
                                                171,913        116,910
       Less accumulated depreciation            (59,572)       (27,221)
                                               --------       --------

                                               $112,341       $ 89,689
                                               --------       --------


      Property and equipment includes $49,007 of equipment under capital leases at both December 31, 1999 and 1998. Accumulated amortization of assets under capital leases totaled $22,664 and $12,863 at December 31, 1999 and 1998, respectively.

      Depreciation expense was $32,351 and $19,244 for 1999 and 1998, respectively.

3.    LONG-TERM DEBT AND CAPITAL LEASES


                                                                     DECEMBER 31,
                                                                 1999           1998
Note payable to Deposit Guaranty Bank due in monthly
   installments of $1,192 including interest at 8.75%,
   secured by pDEXA equipment; matures September 2001         $ 23,131       $ 34,852

Note payable to Hancock Bank due in monthly installments
   of $499 including interest; prepaid in 1998                      --          5,757
                                                              --------       --------

Total long-term debt and capital leases                         23,131         40,609
Less: current portion                                          (15,496)       (11,729)
                                                              --------       --------

                                                              $  7,635       $ 28,880
                                                              --------       --------




       Future minimum lease payments under capital leases are as follows:

                                                    YEAR ENDING DECEMBER 31,
       2000                                               $14,304
       2001                                                10,728
                                                    -------------
       Total minimum lease payments                        25,032
       Less:  Amount representing interest                 (1,901)
                                                    -------------
       Present value of lease obligations                  26,933
       Less:  Current portion                             (15,496)
                                                    -------------

                                                          $11,437
                                                    -------------

                                HEALTH NET, INC.
                         NOTES TO FINANCIAL STATEMENTS

4.    LINE OF CREDIT

      During 1998, the Company entered into a $3 million line of credit agreement with Deposit Guaranty Bank collateralized by assets of the Company and personally guaranteed by the stockholders. The line consisted of advances against eligible accounts receivable in an aggregate amount not to exceed the reserve of 10% of the face amount of all receivables initially purchased by the bank. This line of credit was terminated and repaid in full on November 9, 1999. At December 31, 1998, advances on the line of credit totaled $189,706. The line of credit agreement required that the Company keep 10% of the amount advanced as cash and cash equivalents. This amount has been shown as restricted cash on the balance sheet at December 31, 1998.

5.    RELATED PARTY TRANSACTIONS

      In 1999, the Company leased an office building from the stockholders. Rent expense paid to the stockholders during the year was $18,407 and was included in selling, general and administrative expense in the accompanying income statement.

6.    COMMITMENTS AND CONTINGENCIES

      OPERATING LEASES
      The Company leases an office building under a noncancelable operating lease that expires in 2002. Future minimum lease payments at December 31, 1999 are as follows:

       YEAR ENDING DECEMBER 31,
       2000                  $ 30,000
       2001                    36,000
       2002                    36,000
                            ---------

                             $102,000
                            ---------


       Rent expense for the years ended December 31, 1999 and 1998 was $18,407 and $10,926, respectively.


7.    SUBSEQUENT EVENT


On January 21, 2000, the Company sold all of its assets to Cholestech, Corporation, a publicly traded company that manufactures medical equipment. Proceeds from this sale consisted of cash of $2,200,000 and 51,010 shares of Cholestech common stock valued at approximately $300,000.